                                                                    EXHIBIT 99.2


                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CHEMICALS ENERGY, INC.         PETITION DATE: 07/16/01

                                                     CASE NUMBER: 01-37807-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: JANUARY   YEAR: 2003

                                                                                                           Revised
             MONTH                             7/31/02    8/31/02      9/30/02     10/31/02    11/30/02    12/31/02    1/31/03
---------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                             $  212,365  $1,139,545  $  170,870  $  203,142  $  191,303  $  226,494  $  245,924

INCOME BEFORE INT. DEPREC./TAX (MOR-6)       $   50,511      76,424  $  (28,620) $   66,098  $   67,294  $  598,385  $  102,104

NET INCOME (LOSS) (MOR-6)                    $   48,126      75,392  $  (37,436) $   62,360  $   63,853  $  363,774  $   63,446

PAYMENTS TO INSIDERS (MOR-9)                 $       --          --  $       --  $       --  $       --  $       --  $       --

PAYMENTS TO PROFESSIONALS (MOR-9)            $       --          --  $       --  $       --  $       --  $       --  $       --

TOTAL DISBURSEMENTS (MOR-7)(1)               $1,315,008  $1,243,396  $1,193,039  $1,207,428  $1,335,732  $1,856,670  $1,475,852

(1) Excludes intercompany transfers
  as follows:                                $       --  $       --  $      --   $       --  $       --  $       --  $       --

***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
     AS OF SIGNATURE DATE                            EXP.
       See attachment 2                              DATE
-------------------------------
CASUALTY                           YES (x) NO ( )  08-01-02
LIABILITY                          YES (x) NO ( )  07-01-02
VEHICLE                            YES (x) NO ( )  07-01-02
WORKER'S                           YES (x) NO ( )  07-01-02
OTHER                              YES (x) NO ( )  various


ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103


Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid? NO       If so, describe

--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?  YES

Were any assets disposed of outside the normal course of business? NO

If so, describe
                ----------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

Our Plan of Reorganization became effective on December 19, 2002.
--------------------------------------------------------------------------------

                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED /s/  PAUL VANDERHOVEN
                         -----------------------------------------------
                                      (ORIGINAL SIGNATURE)

                  TITLE  Sr. Vice President - Finance, CFO
                         -----------------------------------------------



MOR-1

CASE NAME: STERLING CHEMICALS ENERGY, INC.         CASE NUMBER: 01-37807-H4-11


                                                                                                                              PAID
   COVERAGE            POLICY PERIOD     POLICY NO.                    LIMITS                       CARRIER                  THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2

MOR-1 ATTACHMENT 2

                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/03   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/03   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/03   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/03   Included
                                aggregate.                         (Reinsured
                                                                   through Munich
                                                                   Re:)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/03   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $50,000,000 ea. loss and           Zurich Energy -       1 year      7/1/03   Flat charge - based
                                aggregate.                         London                                     on exposures and

  7   Excess Liability          $50,000,000                        Swiss Re:             1 year      7/1/03   Flat charge

  8   Excess Liability          $50,000,000                        Zurich Ins.           1 year      7/1/03   Flat Charge

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  1   Workers Compensation      $239,650 - Audit at
                                expiration. (Plus all losses within
                                deductible. (AFCO)

  2   Automobile Liability      $96,876 (AFCO)


  3   Excess Liability          $607,121 Annual - Half on 7/1/01;
      Excess to $1 Million SIR  1/2 on 1/1/02.


  4   Excess Liability          Included



  5   Excess Liability          $495,000 (AFCO)



  6   Excess Liability          $310,000 (AFCO)



  7   Excess Liability          $280,000 (AFCO)

  8   Excess Liability          $200,000 (AFCO)


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------


  9   Excess Liability          $100,000,000                       Starr Excess          1 year      7/1/03   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/03   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        & NY M&G                                   throughput and no.
      Charterer's Legal         $100,000 pollution                                                            chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/03   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/03   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 13   Property Damage,          $500 million combined              Munich Re:            1 year      8/1/03   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -       FM Global, et al.                          Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                                                                                              other factors.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year      8/1/03   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/03   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  9   Excess Liability          $300,000 (AFCO)

 10   Marine Terminal           $51,850 Min. premium & deposit. (AFCO)
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability   $34,425  (AFCO)



 12   Excess Marine Liability   $21,250  (AFCO)

 13   Property Damage,          $6,500,000 + Tax (AFCO)
      Business Interruption
      and Boiler & Machinery





 14   Directors & Officers      $444,650
      Liability


 15   Excess Directors &        $275,000
      Officers Liability

 16   Directors & Officers      $170,000
      Liability


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Great-American        1 year      7/1/03    Hull & Machinery
      Protection & Indemnity    (M-25 = )                          Insurance Co.                               values
                                Ded. $5,000 per loss.              of NY
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/03    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000 Limit                  National Union        1 year     8/21/03    Various
                                Ded. $150,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                Chubb                 1 year     2/20/03    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs




 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
 17   Employee Dishonesty &     $14,450
      Depositor's Forgery

 18   Hull & Machinery and      $23,852 (AFCO)
      Protection & Indemnity



 19   Pollution Insurance       $3,600 (AFCO)



 20   Marine and Railroad Cargo $40,000 Annual Approx. (AFCO)



 21   Duty Drawback Bond        $2,875


 22   Fiduciary                 $49,000


 23   Environmental Impairment  $147,831
      Liability (Petrochem &
      Fibers)

 24   Closure/Post Closure      $40,610
      Bonds - Petrochem



     ANNUAL TOTAL:                                  *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS, INC.

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED JANUARY 31, 2003
(In Thousands) (Unaudited)

                                       ---------------------------------------------------------------------
                                         STERLING CHEMICALS,     STERLING CHEMICALS       STERLING CHEMICALS
                                               INC.(1)              ENERGY, INC.                  INC.
ASSETS                                     01-37806-H4-11          01-37807-H4-11             CONSOLIDATED
                                       ---------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $  83,986                $       -                 $  83,986
        Trade accounts receivable, net         38,367                       76                    38,443
        Other Receivables                       3,155                        -                     3,155
        Inventories                            33,165                        -                    33,165
        Prepaid expenses                        5,481                        -                     5,481
        Deferred income tax benefit             2,386                        -                     2,386
                                            -------------------------------------------------------------
TOTAL CURRENT ASSETS                          166,540                       76                   166,616

Property, plant and equipment, net            278,504                    3,384                   281,888
Deferred income taxes                               -                        -                         -
Investments-Third Party                         1,500                    5,658                     7,158
Other assets                                   15,453                        -                    15,453
                                            -------------------------------------------------------------

TOTAL ASSETS                                $ 461,997                $   9,118                 $ 471,115
                                            =============================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             234,608                      293                   234,901
Pre-Petition liabilities

Redeemable preferred stock                     30,572                        -                    30,572
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               28                        -                        28
        Additional paid-in capital            201,933                    8,192                   210,125
        Retained earnings-Filing Date        (212,503)                  15,333                  (197,170)
        Retained earnings-Post Filing Date    207,359                  (14,700)                  192,659
        Pension adjustment                          -                        -                         -
        Accumulated translation adj.                -                        -                         -
        Deferred compensation                       -                        -                         -
                                            -------------------------------------------------------------
                                              196,817                    8,825                   205,642
        Treasury stock at cost                      -                        -                         -
                                            -------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                    196,817                    8,825                   205,642

TOTAL LIABILITIES AND EQUITY                $ 461,997                $   9,118                 $ 471,115
                                            =============================================================


(1) Sterling Chemicals Holdings, Inc. was merged into Sterling Chemicals, Inc. on December 6, 2002.


        MOR 2 - 3

CASE NAME: STERLING CHEMICALS ENERGY, INC.           CASE NUMBER: 01-37807-H4-11


                     SCHEDULE OF POST-PETITION LIABILITIES

                                        -----------------------------------------------------------------------------------
                                          7/31/02   8/31/02    9/30/02      10/31/02      11/30/02      12/31/02    1/31/03
                                        -----------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                   $  1,298   $  1,230   $  1,136     $    1,263    $    1,224    $   1,421  $    293
ROYALTY AND REVENUE PAYABLE                                                                                              --
NOTES PAYABLE - INSURANCE                                                                                                --
TAX PAYABLE:                                                                                                             --
    Federal Payroll Taxes                                                                                                --
    State Payroll & Sales                                                                                                --
    Ad Valorem Taxes                                                                                                     --
    Other Taxes                                                                                                          --
TOTAL TAXES PAYABLE                      $     --   $     --   $     --     $       --    $       --    $      --  $     --
SECURED DEBT POST-PETITION                                                                                               --
ACCRUED INTEREST PAYABLE                                                                                                 --
*ACCRUED PROFESSIONAL FEES:                                                                                              --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs                                                                                   --
  2.  Lease Operating Expenses/Capital                                                                                   --
TOTAL POST-PETITION LIABILITIES (MOR-3)  $  1,298   $  1,230   $  1,136     $    1,263    $    1,224    $   1,421  $    293
===========================================================================================================================

*Payment Requires Court Approval.
MOR-4

CASE NAME: STERLING CHEMICALS, INC.                 CASE NUMBER: 01-37806-H4-11
CASE NAME: STERLING CHEMICALS ENERGY, INC.          CASE NUMBER: 01-37807-H4-11

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH      JANUARY 2003
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $234,901    $ 233,632    $      --   $        --   $     1,269   $          --

      31-60

      61-90

      91 +
                 --------    ---------    ---------   -----------   -----------   -------------
      TOTAL      $234,901    $ 233,632    $      --   $        --   $     1,269   $          --
                 ========    =========    =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 40,413    $ 40,413     $     --   $     --   $     --   $     --

        31-60           451         451           --         --         --         --

        61-90           363         363           --         --         --         --

        91 +         11,212      11,212           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 52,439    $ 52,439     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) Days outstanding from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS, INC
FOR THE MONTH ENDING JANUARY 31, 2003


STATEMENT OF INCOME (LOSS)

                                               STERLING CHEMICALS,   STERLING CHEMICALS    STERLING CHEMICALS,
                                                    INC.(1)              ENERGY, INC.           INC.(1)
              MONTH                              01-37806-H4-11        01-37807-H4-11        CONSOLIDATED
                                               ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $       32,331,659    $          173,341    $       32,505,000
TOTAL COST OF REVENUES                                 32,213,028               173,341            32,386,369
GROSS PROFIT                                   $          118,631    $               --    $          118,631
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $        1,473,755    $               --    $        1,473,755
  Insiders Compensation                                    79,245                    --                79,245
  Other (Earnings in Joint Venture)                       102,104              (102,104)                   --
TOTAL OPERATING EXPENSE                        $        1,655,104    $         (102,104)   $        1,553,000
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $       (1,536,473)   $          102,104    $       (1,434,369)
INTEREST EXPENSE (includes amort of debt fees)            866,000                    --               866,000
DEPRECIATION                                            2,193,631                    --             2,193,631
OTHER (INCOME) EXPENSES*                                       --                    --                    --
OTHER ITEMS**                                                  --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $        3,059,631    $               --    $        3,059,631
==============================================================================================================
NET INCOME BEFORE TAXES                        $       (4,596,104)   $          102,104    $       (4,494,000)
INCOME TAXES                                           (1,565,658)               38,658            (1,527,000)
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                      $       (3,030,446)   $           63,446    $       (2,967,000)
==============================================================================================================

(1) Sterling Chemicals Holdings, Inc. was merged into Sterling Chemicals, Inc. on December 6, 2002.
Accrual Accounting Required, Otherwise Footnote With Explanation
*   Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business; requires footnote

MOR-6

CASE NAME: STERLING CHEMICALS ENERGY, INC.            CASE NUMBER: 01-37807-H-11



CASH RECEIPTS
AND                                                                                                                      FILING TO
DISBURSEMENTS                               Jul-02      Aug-02    Sep-02      Oct-02     Nov-02      Dec-02     Jan-03        DATE
-----------------                         --------  ----------  ---------  ---------  ---------   ---------  ---------  ----------
1.  CASH-BEGINNING OF MONTH                    100         100        100        100        100         100        100         100
                                         =========  ==========  =========  =========  =========   =========  =========  ==========
RECEIPTS:
2.  CASH SALES                                  --          --         --         --         --          --         --         ---
3.  COLLECTION OF ACCOUNTS RECEIVABLE       73,641      67,412     88,389     58,858     62,661      71,758     75,062   1,292,859
4.  LOANS & ADVANCES (attach list)              --          --         --         --         --          --         --         ---
5.  SALE OF ASSETS                              --          --         --         --         --          --         --         ---
6.  OTHER (attach list)                  1,241,366   1,175,984  1,104,650  1,148,570  1,273,071   1,784,912  1,400,789  26,169,503
                                         ---------  ----------  ---------  ---------  ---------   ---------  ---------  ----------
TOTAL RECEIPTS                           1,315,008   1,243,396  1,193,039  1,207,428  1,335,732   1,856,670  1,475,852  27,462,361
                                         ---------  ----------  ---------  ---------  ---------   ---------  ---------  ----------
(Withdrawal)Contribution by Individual
      Debtor MFR-2*                         N/A            N/A        N/A        N/A        N/A         N/A        N/A         N/A
                                         =========  ==========  =========  =========  =========   =========  =========  ==========
DISBURSEMENTS:
7.  NET PAYROLL                                 --          --         --         --         --          --         --          --
8.  PAYROLL TAXES PAID                          --          --         --         --         --          --         --          --
9.  SALES, USE & OTHER TAXES PAID               --          --         --         --         --          --         --          --
10. SECURED/RENTAL/LEASES                       --          --         --         --         --          --         --          --
11. UTILITIES                            1,241,366   1,175,984  1,104,650  1,148,570  1,273,071   1,229,762  1,400,789  23,614,353
12. INSURANCE                                   --          --         --         --         --          --         --          --
13. INVENTORY PURCHASES                         --          --         --         --         --          --         --          --
14. VEHICLE EXPENSES                            --          --         --         --         --          --         --          --
15. TRAVEL & ENTERTAINMENT                      --          --         --         --         --          --         --          --
16. REPAIRS, MAINTENANCE & SUPPLIES             --          --         --         --         --          --         --          --
17. ADMINISTRATIVE & SELLING                    --          --         --         --         --          --         --          --
18. OTHER (attach list)                     73,641      67,412     88,389     58,858     62,661     626,908     75,062   3,848,008
                                         ---------  ----------  ---------  ---------  ---------   ---------  ---------  ----------
TOTAL DISBURSEMENTS FROM OPERATIONS      1,315,008   1,243,396  1,193,039  1,207,428  1,335,732   1,856,670  1,475,852  27,462,361
                                         =========  ==========  =========  =========  =========   =========  =========  ==========
19. PROFESSIONAL FEES                           --          --         --         --         --          --         --          --
20. U.S. TRUSTEE FEES                           --          --         --         --         --          --         --          --
                                         ---------  ----------  ---------  ---------  ---------   ---------  ---------  ----------
21. OTHER REORGANIZATION EXPENSES
      (attach list)                             --          --         --         --         --          --         --          --
                                         ---------  ----------  ---------  ---------  ---------   ---------  ---------  ----------
TOTAL DISBURSEMENTS                      1,315,008   1,243,396  1,193,039  1,207,428  1,335,732   1,856,670  1,475,852  27,462,361
                                         =========  ==========  =========  =========  =========   =========  =========  ==========
22. NET CASH FLOW                               --          --         --         --         --          --         --          --
23. CASH - END OF MONTH (MOR-2)                100         100        100        100        100         100        100         100

MOR-7

CASE NAME: STERLING CHEMICALS ENERGY, INC.            CASE NUMBER: 01-37807-H-11



OTHER CASH RECEIPTS AND                                                                                                    FILING TO
DISBURSEMENTS:                            Jul-02       Aug-02    Sep-02     Oct-02       Nov-02      Dec-02     Jan-03          DATE
                                         ---------   ---------  ---------- ----------  ----------   ---------- ---------  ----------

6.  OTHER RECEIPTS:
    Interest Income                             --          --          --         --          --          --         --          --
    401(k) Plan Refund                          --          --          --         --          --          --         --          --
    Cobra Insurance Payment                     --          --          --         --          --          --         --          --
    Dividend                                    --          --          --         --          --     555,150         --   2,555,150
    Royalty Owners Trust Account                --          --          --         --          --          --         --          --
    Emission Credits                            --          --          --         --          --          --         --          --
    Intercompany Funding                 1,241,366   1,175,984   1,104,650  1,148,570   1,273,071   1,229,762  1,400,789  23,614,353
                                                            --
                                                            --
                                                            --
                                                            --
                                         ---------   ---------   ---------  ---------   ---------   ---------  ---------  ----------
TOTAL OTHER RECEIPTS                     1,241,366   1,175,984   1,104,650  1,148,570   1,273,071   1,784,912  1,400,789  26,169,503
                                         =========   =========   =========  =========   =========   =========  =========  ==========
18. OTHER DISBURSEMENTS:
    Lease Operating Expense                     --          --          --         --          --          --         --          --
    Workover Expense                            --          --          --         --          --          --         --          --
    Capital Expenditures                        --          --          --         --          --          --         --          --
    Revenue & Royalties                         --          --          --         --          --          --         --          --
    Interest Payment                            --          --          --         --          --          --         --          --
    Restricted Cash - Bond Funding              --          --          --         --          --          --         --          --
    Severance tax                               --          --          --         --          --          --         --          --
    Pre-petition checks voided in
     current period                             --          --          --         --          --          --         --          --
    Revolver payment to CIT                 73,641      67,412      88,389     58,858      62,661      71,758         --   3,217,796
    Intercompany Funding                                                                              555,150     75,062     630,212

                                         ---------   ---------   ---------  ---------   ---------   ---------- ---------  ----------
TOTAL OTHER DISBURSEMENTS                   73,641      67,412      88,389     58,858      62,661     626,908     75,062   3,848,008
                                         =========   =========   =========  =========   =========   ========== =========  ==========


               MOR-7 ATTACHMENT

CASE NAME: STERLING CHEMICALS ENERGY, INC.           CASE NUMBER: 01-37807-H-11



CASH RECEIPTS AND                                                     Chase             Chase
DISBURSEMENTS                                                      00103317203       00101818459
-----------------                                                --------------      -----------     ------------      -----------

1.  CASH-BEGINNING OF MONTH                                                  --              100               --               --
                                                                 ==============      ===========     ============      ===========
RECEIPTS:
2.  CASH SALES                                                               --               --               --               --
3.  COLLECTION OF ACCOUNTS RECEIVABLE                                        --           75,062
4.  LOANS & ADVANCES (attach list)                                           --               --
5.  SALE OF ASSETS                                                           --               --
6.  OTHER (attach list)                                               1,400,789               --               --
                                                                 --------------      -----------     ------------      -----------
TOTAL RECEIPTS                                                        1,400,789           75,062               --               --
                                                                 --------------      -----------     ------------      -----------
(Withdrawal) Contribution by Individual Debtor MFR-2*                       N/A              N/A              N/A              N/A
                                                                 ==============      ===========     ============      ===========
DISBURSEMENTS:
7.  NET PAYROLL                                                              --               --               --               --
8.  PAYROLL TAXES PAID                                                       --               --
9.  SALES, USE & OTHER TAXES PAID                                            --               --
10. SECURED/RENTAL/LEASES                                                    --               --
11. UTILITIES                                                         1,400,789               --
12. INSURANCE                                                                --               --
13. INVENTORY PURCHASES                                                      --               --
14. VEHICLE EXPENSES                                                         --               --
15. TRAVEL & ENTERTAINMENT                                                   --               --
16. REPAIRS, MAINTENANCE & SUPPLIES                                          --               --
17. ADMINISTRATIVE & SELLING                                                 --               --
18. OTHER (attach list)                                                      --           75,062
                                                                 --------------      -----------     ------------      -----------
TOTAL DISBURSEMENTS FROM OPERATIONS                                   1,400,789           75,062               --               --
                                                                 ==============      ===========     ============      ===========
19. PROFESSIONAL FEES                                                        --               --               --               --
20. U.S. TRUSTEE FEES                                                        --               --               --               --
                                                                 --------------      -----------     ------------      -----------
21. OTHER REORGANIZATION EXPENSES (attach list)                              --               --               --               --
TOTAL DISBURSEMENTS                                                   1,400,789           75,062               --               --
                                                                 ==============      ===========     ============      ===========
22. NET CASH FLOW                                                            --               --               --               --
23. CASH - END OF MONTH (MOR-2)                                              --              100               --               --




CASH RECEIPTS AND                                                                                         Total
DISBURSEMENTS                                                                                             Debtor
-----------------                                                  ------------      -----------      -------------
1.  CASH-BEGINNING OF MONTH                                                  --               --                100
                                                                   ============      ===========      =============
RECEIPTS:
2.  CASH SALES                                                               --               --                 --
3.  COLLECTION OF ACCOUNTS RECEIVABLE                                                                        75,062
4.  LOANS & ADVANCES (attach list)                                                                               --
5.  SALE OF ASSETS                                                                                               --
6.  OTHER (attach list)                                                                                   1,400,789
                                                                   ------------      -----------      -------------
TOTAL RECEIPTS                                                               --               --          1,475,852
                                                                   ------------      -----------      -------------
(Withdrawal) Contribution by Individual Debtor MFR-2*                       N/A              N/A                N/A
                                                                   ============      ===========      =============
DISBURSEMENTS:
7.  NET PAYROLL                                                              --               --                 --
8.  PAYROLL TAXES PAID                                                                                           --
9.  SALES, USE & OTHER TAXES PAID                                                                                --
10. SECURED/RENTAL/LEASES                                                                                        --
11. UTILITIES                                                                                             1,400,789
12. INSURANCE                                                                                                    --
13. INVENTORY PURCHASES                                                                                          --
14. VEHICLE EXPENSES                                                                                             --
15. TRAVEL & ENTERTAINMENT                                                                                       --
16. REPAIRS, MAINTENANCE & SUPPLIES                                                                              --
17. ADMINISTRATIVE & SELLING                                                                                     --
18. OTHER (attach list)                                                                                      75,062
                                                                   ------------      -----------      -------------
TOTAL DISBURSEMENTS FROM OPERATIONS                                          --               --          1,475,852
                                                                   ============      ===========      =============
19. PROFESSIONAL FEES                                                        --               --                 --
20. U.S. TRUSTEE FEES                                                        --               --                 --
                                                                   ------------      -----------      -------------
21. OTHER REORGANIZATION EXPENSES (attach list)                              --               --                 --
TOTAL DISBURSEMENTS                                                          --               --          1,475,852
                                                                   ============      ===========      =============
22. NET CASH FLOW                                                            --               --                 --
23. CASH - END OF MONTH (MOR-2)                                              --               --                100


MOR-7

                     *Applies to Individual debtor's only.

CASE NAME: STERLING CHEMICALS ENERGY, INC.            CASE NUMBER: 01-37807-H-11



OTHER CASH RECEIPTS AND                                  Chase           Chase            Total
DISBURSEMENTS:                                       00103317203      00101818459         Debtor
--------------                                       ------------     ------------     ------------
6.  OTHER RECEIPTS:
    Interest Income                                            --               --               --
    401(k) Plan Refund                                         --               --               --
    Cobra Insurance Payment                                    --               --               --
    Dividend                                                   --               --               --
    Royalty Owners Trust Account                                                --               --
    Emission Credits                                           --               --               --
    Intercompany Transfer                               1,400,789               --        1,400,789
                                                     ------------        ---------     ------------
TOTAL OTHER RECEIPTS                                    1,400,789               --        1,400,789
                                                     ============        =========     ============
18. OTHER DISBURSEMENTS:
    Lease Operating Expenses                                                                     --
    Workover Expense                                                                             --
    Capital Expenditures                                       --               --               --
    Revenue & Royalties                                                                          --
    Interest Payment                                           --               --               --
    Restricted Cash - Bond Funding                             --               --               --
    Severance tax                                                                                --
    Pre-petition checks voided in current period               --               --               --
    CIT Revolver Payments                                      --               --               --
    Intercompany Transfer                                      --           75,062           75,062
                                                     ------------        ---------     ------------
TOTAL OTHER DISBURSEMENTS                                      --           75,062           75,062
                                                     ============        =========     ============


MOR-7 ATTACHMENT

CASE NAME: STERLING CHEMICALS ENERGY, INC.            CASE NUMBER: 01-37807-H-11


                           CASH ACCOUNT RECONCILIATION
                             MONTH OF JANUARY 2003

BANK NAME                     Chase Bk of TX      Chase Bk of TX
ACCOUNT NUMBER                  00103317203        00101818459
ACCOUNT TYPE                   Concentration      Concentration        TOTAL
--------------               ----------------    ---------------    -----------
BANK BALANCE                 $             --    $           100    $       100
DEPOSIT IN TRANSIT                                                           --
OUTSTANDING CHECKS                                                           --
OTHER                                                                        --
                             ----------------    ---------------    -----------

ADJUSTED BANK BALANCE        $             --    $           100    $       100
                             ================    ===============    ===========

BEGINNING CASH - PER BOOKS   $             --    $           100    $       100
RECEIPTS                                                  75,062         75,062
TRANSFERS BETWEEN ACCOUNTS          1,400,789            (75,062)     1,325,727
(WITHDRAWAL)CONTRIBUTION-                                                    --
BY INDIVIDUAL DEBTOR MFR-2                                                   --
CHECKS/OTHER DISBURSEMENTS         (1,400,789)                       (1,400,789)
                             ----------------    ---------------    -----------
ENDING CASH - PER BOOKS      $             --    $           100    $       100
                             ================    ===============    ===========



MOR-8

CASE NAME: STERLING CHEMICALS ENERGY, INC.          CASE NUMBER: 01-37807-H4-11



                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)


                                                                                                                          FILING TO
INSIDERS: NAME/POSITION/COMP TYPE(2)      Jul-2002   Aug-2002   Sep-2002   Oct-2002   Nov-2002    Dec-2002   Jan-2003       DATE
-----------------------------------       --------  ---------   --------   --------   --------    --------   --------     ---------


1                                         $     --  $      --   $     --   $     --   $     --    $     --   $     --     $     --
2                                               --         --         --         --         --          --         --           --
3                                               --         --         --         --         --          --         --           --
4                                               --         --         --         --         --          --         --           --
5                                               --         --         --         --         --          --         --           --
6                                               --         --         --         --         --          --         --           --
7                                               --         --         --         --         --          --         --           --
8                                               --         --         --         --         --          --         --           --
9                                               --         --         --         --         --          --         --           --

                                          --------  ---------   --------   --------   --------    --------   --------     --------
TOTAL INSIDERS (MOR-1)                    $     --  $      --   $     --   $     --   $     --    $     --   $     --     $     --
                                          ========  =========   ========   ========   ========    ========   ========     ========


         PROFESSIONALS                                                                                                    FILING TO
        NAME/ORDER DATE              Jul-2002     Aug-2002    Sep-2002    Oct-2002    Nov-2002    Dec-2002    Jan-2003      DATE
        ---------------              --------    ---------    --------    --------    --------    --------    --------    ---------
1                                    $     --    $      --    $     --    $     --    $     --    $     --    $     --    $      --
2                                          --           --          --          --          --          --          --           --
3                                          --           --          --          --          --          --          --           --
4                                          --           --          --          --          --          --          --           --
5                                          --           --          --          --          --          --          --           --
6                                          --           --          --          --          --          --          --           --
                                      -------    ---------    --------    --------    --------    --------    --------    ---------
TOTAL PROFESSIONALS (MOR-1)           $    --    $      --    $     --    $     --    $     --    $     --    $     --    $      --
                                      =======    =========    ========    ========    ========    ========    ========    =========

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES ; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.

MOR-9